UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

Celera Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34116	26-2028576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, California 94502

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 749-4200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

By letter dated April 26, 2011, the staff of the San Francisco office of the Securities and Exchange Commission (the “SEC”) requested that Celera Corporation (the “Company”) preserve and maintain certain documents in connection with an informal inquiry by the SEC. The staff has indicated in discussions with representatives of the Company that the informal inquiry relates to the Company’s recent restatement of its financial results. The Company’s restated financial results were disclosed in the Company’s 2010 Annual Report on Form 10-K, and on a Current Report on Form 8-K filed with the SEC on March 18, 2011. The Company intends to cooperate fully with the SEC in connection with the informal inquiry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 2, 2011

CELERA CORPORATION

By:	/s/ Scott K. Milsten
Name:	Scott K. Milsten
Title:	Senior Vice President, General Counsel and Secretary